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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 30, 2004

                 CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-10).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

      Delaware                          333-109272                95-4596514
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(State of Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                      Identification No.)

    4500 Park Granada, Calabasas, California                      91302
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   (Address of Principal Executive Offices)                     (Zip Code)
       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR  240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR  240.14e-4(c))

Item 8.01.    Other Events.
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Characteristics of Initial Mortgage Loans; Financial Guaranty Insurance Policy.
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         CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2004, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Countrywide LFT LLC, as seller, Countrywide Home Loans Servicing LP, as master servicer, Federal National Mortgage Association, as guarantor of the Class 1-AV-1 Certificates, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-10 (the "Certificates"). The Certificates were issued on September 30, 2004. Capitalized terms used but not otherwise defined herein shall have the respective meanings shall have the meanings assigned to them in the prospectus and the prospectus supplement of the Company relating to the Certificates.

         The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

         MBIA Insurance Corporation issued a financial guaranty insurance policy in respect of the Class AF-5B Certificates (the "Class AF-5B Policy") on September 30, 2004. A form of the Class AF-5B Policy is annexed as Exhibit
99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.
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(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       Exhibit No.     Description
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       99.1            Characteristics of Initial Mortgage Loans

       99.2            Form of Financial Guaranty Insurance Policy

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWABS, INC.




                                             By: /s/ Leon Daniels, Jr.
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                                             Name:  Leon Daniels, Jr.
                                             Title:  Vice President


Dated: October 15, 2004

                                 Exhibit Index
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Exhibit No.           Description
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99.1                  Characteristics of Initial Mortgage Loans

99.2                  Form of Financial Guaranty Insurance Policy